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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 26, 2003

                        FIRST FEDERAL BANCSHARES, INC.
                        ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       0-30753                37-1397683
      --------                      ------------            ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
 Incorporation or Organization)     File Number)            Identification No.)

               109 East Depot Street, Colchester, Illinois 62326
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               (Address of Principal Executive Offices) (Zip Code)

                                 (309) 776-3225
                                 --------------
             (Registrant's Telephone Number, including Area Code)

                                Not Applicable
                                --------------
          (Former Name or Former Address, If Changed Since Last Report)





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ITEM 5.   OTHER EVENTS
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      On September 26, 2003, First Federal Bancshares, Inc. (the "Company"),
announced that First Federal Bank, its wholly-owned subsidiary, completed the sale of its Mt. Sterling, Illinois branch office to Beardstown Savings s.b. The sale included the deposits in the Mt. Sterling office as well as the transfer of physical assets.

      The Company's press release dated September 26, 2003 is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      (c)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release dated September 26, 2003






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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST FEDERAL BANCSHARES, INC.




Date: September 29, 2003               By: /s/ James J. Stebor
                                          --------------------------
                                          James J. Stebor
                                          President and Chief Executive Officer